United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                         Date of Report:  March 11, 2003

                        Commission File Number: 000-49701


                      PACIFIC VEGAS GLOBAL STRATEGIES, INC.

                                    formerly

                          GOALTIMER INTERNATIONAL, INC.
Colorado                                                              84-1159783
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

231  West  Jamison  Circle  #5,  Littleton  CO                             80120
(Address  of  principal  executive  offices                          (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (303)  734-0235

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock


ITEM  1.  CHANGE  OF  CONTROL  OF  REGISTRANT.

     Please refer to Schedule 14C and 14F/14F-1/A filed in the last 60 days, and to Form 8-K dated January 24, 2003.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. Please refer to the 8K filed on January 24, 2003, incorporated by reference.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT. Please refer to our 8K filed on January 24, 2003.

ITEM  5.  OTHER  EVENTS.  None.

ITEM  6.  CHANGES  OF  REGISTRANT'S  DIRECTORS.  None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. The consolidated financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in United States of America.

     Before the restructuring (see Note 11), the Company, Pacific Vegas Development Limited ("PVD") and Pacific Vegas International Limited ("PVI") were wholly owned by the same shareholder. In April 2002, as a result of restructuring, PVD and PVI became subsidiaries of the Company with no substantive change in the shareholder's interest.

     Therefore, under the "continuity of interests" method of accounting, the consolidated financial statements reflect the financial position and results of operations as if the current group structure had always been in existence.

     The consolidated statement of operations and cash flows includes the results of the companies comprising the Group as if the current group structure had been in existence throughout the period, or since the dates of incorporation of the individual companies where this is a shorter period.

     The consolidated balance sheet as at December 31, 2000, 2001 and 2002 have been prepared to present the assets and liabilities of the companies comprising the Group as at that date, as if the current group structure had been in existence as at that date.

ITEM  8.  CHANGE  IN  FISCAL  YEAR.  None

ITEM  9.  REGULATION  FD  DISCLOSURE.  None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                      PACIFIC VEGAS GLOBAL STRATEGIES, INC.

                     formerly GOALTIMER INTERNATIONAL, INC.

Dated:  March  11,  2003

                                         by


                            /s/Raymond Chien Hua Chou
                             Raymond Chien Hua Chou
                            Sole Officer and Director

--------------------------------------------------------------------------------

                                  EXHIBIT 16.1

                          AUDITED FINANCIAL STATEMENTS

                     CYBER TECHNOLOGY GROUP HOLDINGS LIMITED

--------------------------------------------------------------------------------

REPORT  OF  INDEPENDENT  AUDITORS


To  the  Stockholders  and  Board  of  Directors
CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
(incorporated  in  the  British  Virgin  Islands  with  limited  liability)


We have audited the accompanying consolidated balance sheet of Cyber Technology Group Holdings Limited as of December 31, 2000 and 2001, and the related consolidated statements of operations, changes in stockholders' equity (deficit) and cash flows for the periods then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of Cyber Technology Group Holdings Limited as of December 31, 2000 and 2001, and the consolidated results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.



/s/Moores  Rowland
Moores  Rowland
Chartered  Accountants
Certified  Public  Accountants
Hong  Kong

March  11,  2003

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
CONSOLIDATED  STATEMENTS  OF  OPERATIONS
--------------------------------------------------------------------------------

                                                      April  10,
                                                       2000  to    Year ended  Year ended
                                                       December     December    December
                                               Note    31, 2000     31, 2001    31, 2002
                                                          US$          US$         US$
                                                                              (Unaudited)
------------------------------------------------------------------------------------------
TURNOVER. . . . . . . .                          4            -      950,000    2,497,027

EXPENSES
Selling, general and administrative                    (299,021)  (1,154,512)  (1,774,557)
Depreciation. . . . . . . . . . . .                           -     (167,423)    (361,625)
                                   -------------------------------------------------------
                                                       (299,021)  (1,321,935)  (2,136,182)
                                   -------------------------------------------------------
Operating (loss)/profit . . . . . .                    (299,021)    (371,935)     360,845
                                   -------------------------------------------------------
Interest income . . . . . . . . . .                       2,832          238       11,753
Interest expense. . . . . . . . . .                           -            -            -
                                   -------------------------------------------------------
                                                          2,832          238       11,753
                                   -------------------------------------------------------
(Loss)/Profit before income taxes .                    (296,189)    (371,697)     372,598

Income tax expense. . . . . . . . .                           -            -            -
                                   -------------------------------------------------------
Net (loss)/profit . . . . . . . . .                    (296,189)    (371,697)     372,598
                                   =======================================================

  The accompanying notes are an integral part of these financial statements.

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
CONSOLIDATED  BALANCE  SHEET
--------------------------------------------------------------------------------

                                                                   As  of      As  of     As  of
                                                                  December    December   December
                                                         Notes    31, 2000    31, 2001   31, 2002
                                                                     US$         US$        US$
                                                                                       (Unaudited)
--------------------------------------------------------------------------------------------------
ASSETS
Current assets
Cash and cash equivalents . . . . . . . . . . . .                  47,429       9,731     124,453
Accounts receivable, net of provision of bad and
doubtful debts of Nil in 2001 and 2002. . . . . .         3(a)          -     950,000     311,961
Deposits. . . . . . . . . . . . . . . . . . . . .                 109,103     126,676     113,233
Due from a shareholder. . . . . . . . . . . . . .                       -           -     339,434
Other current asset . . . . . . . . . . . . . . .                   1,681           -      50,896
                                                 -------------------------------------------------
Total current assets. . . . . . . . . . . . . . .                 158,213   1,086,407     939,977

Property, plant and equipment, net. . . . . . . .           5     524,098   1,580,460   1,305,676
Deferred offering costs . . . . . . . . . . . . .         2(g)          -     100,000     190,000
                                                 -------------------------------------------------
Total assets. . . . . . . . . . . . . . . . . . .                 682,311   2,766,867   2,435,653
                                                 =================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable - trade. . . . . . . . . . . . .                       -     300,000      59,493
Accrued expenses. . . . . . . . . . . . . . . . .                       -      94,419     134,326
Due to a shareholder. . . . . . . . . . . . . . .                       -           -      22,962
Other payable . . . . . . . . . . . . . . . . . .                       -       1,124      14,160
                                                 -------------------------------------------------
Total current liabilities . . . . . . . . . . . .                       -     395,543     230,941
Due to a shareholder, non-current . . . . . . . .           7     478,498   2,539,208           -
                                                 -------------------------------------------------
                                                                  478,498   2,934,751     230,941
                                                 -------------------------------------------------
Commitments and contingencies . . . . . . . . . .           9

Stockholders' equity
Common stock,
Authorized :
U$1 par value, 10,000,000 shares of common
 stock as of December 31, 2000 and 2001 and
 US$0.05 par value, 200,000,000 shares of
 common stock as of December 31, 2002 (Note 11)
Issued and outstanding :
US$1 par value, 1 share of common stock as of
 December 31, 2000 and 2001
 US$0.05 par value, 50,000,000 shares of common
 stock as of December 31, 2002. . . . . . . . . .                       1           1   2,500,000
Additional paid-in capital. . . . . . . . . . . .           8     500,001     500,001           -
Accumulated losses. . . . . . . . . . . . . . . .                (296,189)   (667,886)   (295,288)
                                                 -------------------------------------------------
Total stockholders' equity (deficit). . . . . . .                 203,813    (167,884)  2,204,712
                                                 -------------------------------------------------
Total liabilities and stockholders' equity. . . .                 682,311   2,766,867   2,435,653
                                                 =================================================

  The accompanying notes are an integral part of these financial statements.

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
CONSOLIDATED  STATEMENTS  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY  (DEFICIT)
--------------------------------------------------------------------------------

                                                        Additional
                                       Common Stock      Paid In  Accumulated
                                  Number of    Amount    capital    losses        Total
                                    Shares       US$         US$      US$          US$
-----------------------------------------------------------------------------------------
Common stock issued . . . . . .           1          1   500,001          -     500,002

Net loss. . . . . . . . . . . .           -          -         -   (296,189)   (296,189)
                               ---------------------------------------------------------
Balance as of December 31, 2000           1          1   500,001   (296,189)    203,813

Net loss. . . . . . . . . . . .           -          -         -   (371,697)   (371,697)
                               ---------------------------------------------------------
Balance as of December 31, 2001           1          1   500,001   (667,886)   (167,884)

Stock split . . . . . . . . . .          19          -         -          -           -

Group restructuring . . . . . .           -          -  (500,001)         -    (500,001)

Issue of capital. . . . . . . .  49,999,980  2,499,999         -          -   2,499,999

Net  profit . . . . . . . . . .           -          -         -    372,598     372,598
                               ---------------------------------------------------------
Balance as of December 31, 2002  50,000,000  2,500,000         -   (295,288)  2,204,712
                               =========================================================

  The accompanying notes are an integral part of these financial statements.

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
CONSOLIDATED  STATEMENTS  OF  CASH  FLOWS
--------------------------------------------------------------------------------

                                                        April  10,
                                                         2000  to   Year  ended Year  ended
                                                         December    December    December
                                                        31,  2000    31,  2001   31,  2002
                                                           US$          US$         US$
                                                                               (Unaudited)
--------------------------------------------------------------------------------------------
Cash flows from operating activities
Net (loss)/profit. . . . . . . . . . . . . . . . . .    (296,189)    (371,697)    372,598
Adjustment to reconcile net income to net cash
 (used in) provided by operating activities
Depreciation of property, plant and equipment. . . .           -      167,423     361,625
Loss on disposal of fixed assets . . . . . . . . . .           -        1,451           -
Changes in operating assets and liabilities:
 Accounts receivable . . . . . . . . . . . . . . . .           -     (950,000)    638,039
 Deposits. . . . . . . . . . . . . . . . . . . . . .    (109,103)     (17,573)     13,443
 Other current asset . . . . . . . . . . . . . . . .      (1,681)       1,681     (50,896)
 Accounts payable-trade. . . . . . . . . . . . . . .           -      300,000    (240,507)
 Accrued expenses. . . . . . . . . . . . . . . . . .           -       94,419      39,907
 Other payable . . . . . . . . . . . . . . . . . . .           -        1,124      13,036
                                                    --------------------------------------
Net cash (used in) provided by operating activities.    (406,973)    (773,172)  1,147,245
                                                    --------------------------------------
Cash flows from investing activities
Purchases of property, plant and equipment . . . . .    (524,098)  (1,226,285)    (86,841)
Sales of property, plant and equipment . . . . . . .           -        1,049           -
                                                    --------------------------------------
Net cash used in investing activities. . . . . . . .    (524,098)  (1,225,236)    (86,841)
                                                    --------------------------------------
Cash flows from financing activities
Due to/from a shareholder. . . . . . . . . . . . . .     478,498    2,060,710    (355,681)
Common stock issued. . . . . . . . . . . . . . . . .           1            -           -
Additional paid-in-capital . . . . . . . . . . . . .     500,001            -    (500,001)
Deferred offering costs. . . . . . . . . . . . . . .           -     (100,000)    (90,000)
                                                    --------------------------------------
Net cash provided by (used in) financing activities.     978,500    1,960,710    (945,682)
                                                    --------------------------------------
Net increase in cash and cash equivalents. . . . . .      47,429      (37,698)    114,722
Cash and cash equivalents, as of beginning of period           -       47,429       9,731
                                                    --------------------------------------
Cash and cash equivalents, as of end of period . . .      47,429        9,731     124,453
                                                    ======================================
Supplemental disclosure of cash flow information
Cash paid for interest . . . . . . . . . . . . . . .           -            -           -
Cash paid for income taxes . . . . . . . . . . . . .           -            -           -
                                                    ======================================
Major non-cash transaction
Capitalization of amount due to shareholder for
 issuance of common stock. . . . . . . . . . . . . .           -            -   2,499,999
                                                    ======================================

  The accompanying notes are an integral part of these financial statements.

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
NOTES  TO  AND  FORMING  PART  OF  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------


NOTES  TO  AND  FORMING  PART  OF  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
1.     ORGANIZATION  AND  PRINCIPAL  ACTIVITIES

     The Company was incorporated in the British Virgin Islands on June 22, 2000 as a limited liability company under the name "CenturyWorld International Corporation". On November 2, 2000, the name of the Company was changed to Cyber Technology Group Holdings Limited. The Company was considered to be in the development stage, due to its limited operations and lack of core business revenues, prior to and including January 31, 2002, at which time operations commenced. Activities from inception to that date included organization matters and raising equity.

     The principal business activities of the Company are conducting Internet sportsbook and cyber - casino business from the Commonwealth of Dominica by way of telecommunications and/or the Internet.

          Details of the Company's subsidiaries (see Note 11) and their principal activities are as follows:

  NAME OF COMPANY     DATE OF          PLACE OF          PERCENTAGE OF SHARE   PRINCIPAL ACTIVITIES
                      FORMATION        INCORPORATION     HELD BY THE COMPANY
                                                         Direct       Indirect
---------------------------------------------------------------------------------------------------
Pacific Vegas
Development Limited    April 26, 2000       Samoa          100%            -   Investment holding,
                                                                               provision of management
                                                                               services and information
                                                                               technology support

Pacific  Vegas
International Limited  April 10, 2000      The Commonwealth
                                           of Dominica        -         100%   Conduction of Internet
                                                                               sportsbook and cyber-casino
                                                                               business


2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(a)     Basis  of  accounting

     The consolidated financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in United States of America.

     Before the restructuring (see Note 11), the Company, Pacific Vegas Development Limited ("PVD") and Pacific Vegas International Limited ("PVI") were wholly owned by the same shareholder. In April 2002, as a result of restructuring, PVD and PVI became subsidiaries of the Company with no substantive change in the shareholder's interest.

     Therefore, under the "continuity of interests" method of accounting, the consolidated financial statements reflect the financial position and results of operations as if the current group structure had always been in existence.

     The consolidated statement of operations and cash flows includes the results of the companies comprising the Group as if the current group structure had been in existence throughout the period, or since the dates of incorporation of the individual companies where this is a shorter period.

     The consolidated balance sheet as at December 31, 2000, 2001 and 2002 have been prepared to present the assets and liabilities of the companies comprising the Group as at that date, as if the current group structure had been in existence as at that date.

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
NOTES  TO  AND  FORMING  PART  OF  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

(b)     Principles  of  consolidation

     The consolidated financial statements include the accounts of the Company and its subsidiary companies as if the current group structure had always been in existence. All material intercompany balances and transactions have been eliminated on consolidation.

(c)     Subsidiaries

     A subsidiary is an enterprise in which the Company holds, directly or indirectly, more than half of the voting power or issued voting share capital or controls the composition of the board of directors or equivalent governing body.

(d)     Development  stage  company

     Prior to February 1, 2002, the Company's activities principally had been developing a viable cyber casino business and the test run of the gambling system by an independent operator. During that period, the company had been relying on the advances from its stockholders for its primary source of cash flows. Accordingly, the Company's financial statements for all periods prior to February 1, 2002 were presented as a development stage enterprise, as prescribed by SFAS No. 7 "Accounting and Reporting by Development Stage Enterprises". On February 1, 2002 the Company started operating the gambling system itself and was responsible for all wager revenue and payout respectively. As a result, the Company exited the development stage in the first quarter ended March 31, 2002.

(e)     Cash  and  cash  equivalents

     Cash and cash equivalents are defined as cash on hand and deposits with banks, short-term, highly liquid investments with original maturities of three months or less.

(f)     Property,  plant  and  equipment  and  depreciation

     Property, plant and equipment are stated at cost less accumulated depreciation. The cost of an asset comprises of its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use. Expenditures incurred after the property, plant and equipment have been put into operation, such as repairs and maintenance, are charged to the consolidated statement of operations in the period in which it is incurred. In situations where it can be clearly demonstrated that an expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the property, plant and equipment, the expenditure is capitalized, as an additional cost of property, plant and equipment.

     When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the consolidated statement of operations.

     Depreciation is provided to write off the cost of property, plant and equipment, over their estimated useful lives and after taking into account their estimated residual values, using the straight-line method. The estimated useful lives of all property, plant and equipment are 5 years.

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
NOTES  TO  AND  FORMING  PART  OF  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

(g)     Deferred  offering  costs

In connection with the proposed reverse takeover, the Company has and will continue to incur certain costs associated with the reverse takeover. These costs will be deferred and offset against the proceeds from the issue of the securities, if the offering is successful, or expensed in operations, if the offering is unsuccessful.

(h)     Income  taxes

     The Company accounts for income tax under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, which requires recognition of deferred tax assets included in the financial statements or tax returns. Deferred income taxes are provided using the liability method. Under the liability method deferred income taxes are recognized for all significant temporary differences between the tax and financial statements based of assets and liabilities.

(i)     Operating  leases

     Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Rentals payable under operating leases are charged to the consolidated statement of operations on a straight-line basis over the lease terms.

(j)     Comprehensive  income  (loss)

     The Company has adopted Statement of Financial Accounting Standards No. 130, which requires the Company to report all changes in equity during a period, except for those resulting from investment by shareholders and distribution to shareholders, in the financial statements for the period in which they are recognized. The Company has no other comprehensive income (loss) and comprehensive profit (loss) is the net profit (loss) for the period in the consolidated statements of changes in shareholders' equity.

(k)     Related  parties

     Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial and operating decisions.

(l)     Revenue  recognition

     Revenue is recognized when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably.

Management fee receivable under operating management contract is recognized in the consolidated statement of operations in equal instalments over the accounting periods covered by the contract.

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
NOTES  TO  AND  FORMING  PART  OF  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

(m)     Impairment  of  long-lived  assets

     The Company has adopted SFAS No. 121, "Accounting for Impairment of Long-Lived Assets". In the event that facts and circumstances indicate that the carrying value of long-lived assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market value or discounted cash flow value is required.

(n)     Foreign  currency  translation

     The books and records of the Company and the subsidiary in Samoa are maintained in Hong Kong dollars. The Company's subsidiary in the Commonwealth of Dominica maintains its books and records in United States dollars. The financial statements of the Company and its subsidiary have been translated into United States dollars in accordance SFAS No. 52, "Foreign Currency Translation". Foreign currency transactions during the period are translated into US dollars at approximately the market exchange rates ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies are translated into US dollars at approximately the market exchange rates ruling at the balance sheet date. The effect on the statements of operations of transaction gains and losses is insignificant for all periods presented.

(o)     Use  of  estimates

     The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual amounts could differ from those estimates.

(p)     Fair  value  of  financial  statements

     The estimated fair values for financial instruments under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair values of the Company's financial instruments, which includes cash and other payables approximate their carrying values in the consolidated financial statements because of the short term maturity of those instruments.

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
NOTES  TO  AND  FORMING  PART  OF  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

3.     OPERATING  RISKS

(a)     Concentration  of  major  customers

     Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentration of credit risk (whether on or off balance sheet) that arise from financial instruments exist for the Company's customers or counterparties when there are similar economic characteristics that would cause their ability to meet contractual obligation to be similarly affected by changes in economic or other conditions. The major concentration of credit risk arises from the Company's receivables. Even though the Company does have a significant receivable, it does not consider itself exposed to significant credit risk with regards to collection of the related receivable. The trade receivable of US$950,000 as of December 31, 2001 has been partly settled by netting off with other payable of US$300,000 and by cash of US$120,000 on May 9, 2002.

(b)     Cash  and  time  deposits

     The Company maintains its cash balances with various banks and financial institutions located in Hong Kong. In common with local practice, such amounts are not insured or otherwise protected should the financial institutions be unable to meet their liabilities. There has been no history of credit losses.


4.     TURNOVER

Turnover represents the net wagers and management fee received by the Company. The amount of each category of revenue recognized in turnover during the period is as follows:

                                       April  10,
                                        2000  to  Year  ended     Year  ended
                                        December   December         December
                                        31, 2000   31, 2001         31, 2001
                                           US$        US$              US$
                                                                  (Unaudited)
-----------------------------------------------------------------------------
Gross  wager                                -          -          94,562,489
Payout                                      -          -          (92,315,462)
                                     -----------------------------------------
                                            -          -            2,247,027
Management  fee                             -    950,000              250,000
                                     -----------------------------------------
                                            -    950,000            2,497,027
                                     =========================================

The gross wager and payout for the period from April 10, 2000 to December 31, 2000, the year ended December 31, 2001, and the period from April 10, 2000 to January 31, 2002 were nil. During these periods, the independent operator (Note 2(d)) was responsible for all wager revenue and payout and the company received a management fee from the operator.

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
NOTES  TO  AND  FORMING  PART  OF  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

5.     PROPERTY,  PLANT  AND  EQUIPMENT,  NET

  As of December 31, 2000                            Accumulated         Net
                                             Cost    Depreciation      Amount
                                              US$          US$           US$
--------------------------------------------------------------------------------
Network system                             128,457          -          128,457
Telecommunication system                     7,064          -            7,064
Office equipment                            12,543          -           12,543
Furniture and fixtures                       1,603          -            1,603
Website development                        374,431          -          374,431
                                         --------------------------------------
                                           524,098          -          524,098
                                         ======================================

  As of December 31, 2001                            Accumulated         Net
                                             Cost    Depreciation      Amount
                                              US$          US$           US$
--------------------------------------------------------------------------------
Network system                             829,413       78,616       750,797
Telecommunication system                    56,708        5,671        51,037
Office equipment                            23,988        1,924        22,064
Leasehold improvement                        1,573          157         1,416
Furniture and fixtures                       1,301          130         1,171
Website development                        834,900       80,925       753,975
                                         --------------------------------------
                                         1,747,883      167,423     1,580,460
                                         ======================================

  As of December 31, 2002                            Accumulated         Net
                                             Cost    Depreciation      Amount
                                              US$          US$           US$
--------------------------------------------------------------------------------
                                         (               Unaudited             )

Network system                              831,405          244,706     586,699
Telecommunication system                     56,708           17,013      39,695
Office equipment                             47,721            8,766      38,955
Leasehold improvement                        13,651            1,277      12,374
Furniture and fixtures                        1,301              390         911
Website development                         883,938          256,896     627,042
                                         ---------------------------------------
                                          1,834,724          529,048   1,305,676
                                         =======================================

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
NOTES  TO  AND  FORMING  PART  OF  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

6.     INCOME  TAXES

     Under the current laws of the British Virgin Islands, the Company and its subsidiaries are not subject to tax on income or capital gains, and no British Virgin Islands withholding tax will be imposed upon payments of dividends of the Company to its stockholders. Subsidiaries are not subject to any tax in Samoa and the Commonwealth of Dominica.


7.     RELATED  PARTY  TRANSACTIONS

                                                   As of December 31,
                                              2000         2001         2002
                                               US$          US$          US$
                                                                     (Unaudited)
--------------------------------------------------------------------------------
Due from a shareholder, current                    -             -       339,434
Due to a shareholder, current                      -             -        22,962
Due to a shareholder, non-current (Note)     478,498     2,539,208


Note: The amount due to a shareholder (non-current) represents an unsecured advance made to the Company from time to time. The amount is interest-free and not repayable within one year. In May 2002, $2,500,000 was converted to share capital by the issuance of new common stock (see Note 11). The estimated fair values of the amounts due to shareholder approximate their carrying values because of the low prevailing borrowing interest rates and the capitalization for the issue of new common stock in May 2002.


8.     ADDITIONAL  PAID-IN-CAPITAL

     Additional paid-in-capital as of December 31, 2000 and 2001 represents the aggregate amount of common stock of PVD and PVI and is eliminated as a result of the restructuring (Note 11).


9.     OPERATING  LEASES

     As of December 31, 2001 and 2002, the Company had commitments under non-cancelable operating lease payments in respect of land and buildings as follows:

                      As of December  As of December
                        31,  2001        31,  2002
                           US$               US$
                                         (Unaudited)
-----------------------------------------------------
2002                      24,800                  -
2003                      24,800              9,290
                        =============================
                          49,600              9,290

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
NOTES  TO  AND  FORMING  PART  OF  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

9.     OPERATING  LEASES  (CONTINUED)

     Lease  expenses  of  the  Company  are  as  follows:

                                   April 10,        Year             Year
                                    2000 to         ended            ended
                                   December       December         December
                                   31, 2000       31, 2001         31, 2002
                                      US$            US$              US$
                                                                  (Unauidted)
--------------------------------------------------------------------------------
Rental expenses                      9,460          33,189          91,524


10.     NEW  ACCOUNTING  PRONOUNCEMENT

     In August 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This statement establishes accounting and reporting standards of disposal of long-lived assets by sale and disposal of segments of a business. This statement is effective for financial statements for periods beginning after December 15, 2001 and generally, are to be applied prospectively. The Company has not estimated the effect of this statement on its financial position, results of operations, or cash flow.

     In addition, during the year 2002 the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections ", SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", SFAS No. 147, "Acquisitions of Certain Financial Institutions" and SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of FASB Statement No. 123". The management considers the adoption of these SFASs do not expect to have a material impact on the Group's financial condition, results of operations or liquidity.


11.     RESTRUCTURING

On February 1, 2002, the Company exchanged one bearer share of US$1 each of PVD for a registered share of US$1 each of PVD.

On April 16, 2002, PVD issued 499,999 shares of US$1 each to the Company for a consideration of US$499,999.

On April 16, 2002, the sole shareholder of PVI sold 50,000 shares of US$10 each, representing 100% equity interest, of Pacific Vegas International Limited (PVI) to PVD for a consideration of US$500,000.

On May 21, 2002, the Company changed its common stock from US$10,000,000 divided into 10,000,000 shares with a par value of US$1 to US$10,000,000 divided into 200,000,000 shares with a par value of US$0.05.

CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
NOTES  TO  AND  FORMING  PART  OF  THE  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

11.     RESTRUCTURING  (CONTINUED)

On May 25, 2002, 20 shares of US$0.05 each were issued to the shareholder of the Company in exchange for cancellation of the one issued bearer share of US$1 each.

On May 25, 2002, 49,999,980 shares of US$0.05 each were issued by the Company by capitalization of the amount due to a shareholder as of that date. 35,600,000 shares of US$0.05 each of the 50,000,000 shares of US$0.05 each were issued to this shareholder. As of May 25, 2002, this shareholder owned 71% equity interest of the Company.

The effect of the above transactions is to achieve the group structure as mentioned in Note 1 and 2(a) whereby PVD becomes a 100% subsidiary of CTG and PVI a 100% subsidiary of PVD.

Audited  Financial  Statements
CYBER  TECHNOLOGY  GROUP  HOLDINGS  LIMITED
December  31,  2000  and  2001